UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2008

SPACEDEV, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28947	84-1374613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13855 Stowe Drive, Poway, California	92064
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 375-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officer; Compensatory Arrangements of Certain Officers.

Election of a New Director.

On August 8, 2008, our Board of Directors elected Patricia Grace Smith as a director effective immediately.  Ms. Smith is the former Associate Administrator of Commercial Space Transportation for the Federal Aviation Administration (FAA). Her experience of over 25 years also includes other leadership roles with the FAA, the U.S. Department of Transportation Office of Commercial Space Transportation, and the Federal Communications Commission. In addition to being a member of our Board of Directors, she has been selected to serve on our Government Security Committee.

Ms. Smith’s appointment increases the size of our Board to eleven directors, consisting of six independent directors and five non-independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEDEV, INC.

Date:  August 13, 2008                                                                           By:      /s/ Richard B. Slansky
              Richard B. Slansky
              President & Chief Financial Officer